UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CCOM GROUP, INC.
(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

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3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Important Notice of Availability of Proxy Materials for the Shareholder Meeting of
CCOM GROUP, INC.

To Be Held On:
June 19, 2013 at 10:00 a.m. local time
521 Fifth Avenue, 10th Floor, New York, NY 10175
Directions for attending the meeting may be obtained at http://www.mapquest.com/
or by calling the Company at 973-427-8224.

COMPANY NUMBER
ACCOUNT NUMBER
CONTROLNUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 6/1/13.

Please visit http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=01228, where the following materials are available for view:
● Notice of Annual Meeting of Stockholders
● Proxy Statement
● Form of Electronic Proxy Card
● Annual Report on Form 10-K
TO REQUEST MATERIAL:	TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)
E-MAIL: info@amstock.com
WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp
TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit https://secure.amstock.com/voteproxy/login2.asp to view the materials and to obtain the toll free number to call. You may enter your voting instructions via telephone up until 11:59 PM Eastern Time the day before the meeting date.

MAIL: You may request a card by following the instructions above.

1.	To elect seven (7) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.	2.	To ratify the selection of EisnerAmper LLP as independent public accountants of the Company for the fiscal year ending December 31, 2013.

	NOMINEES:	3.	To vote on a non-binding advisory resolution on executive compensation.
	E. Bruce Fredrikson Peter Gasiewicz Michael Goldman Melissa Goldman-Williams	4.	To vote on a non-binding advisory resolution on the frequency of the advisory vote on executive compensation.
	Frank Harrell Stuart H. Lubow Ronald H. Miller William Pagano	5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.
		These items of business are more fully described in the proxy statement. The record date for the Annual Meeting is April 30, 2013. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.
Please note that you cannot use this notice to vote by mail.